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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                        SUN INTERNATIONAL HOTELS LIMITED
                      SUN INTERNATIONAL NORTH AMERICA, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Sun International Hotels Limited ("Sun International") and Sun International North America, Inc. ("SINA", and, together with Sun International, the "Issuers") made pursuant to the Prospectus, dated October 5, 2001 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Issuers are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Letter of Transmittal.

                DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

     BY HAND, OVERNIGHT DELIVERY,
     REGISTERED OR CERTIFIED MAIL:                    BY FACSIMILE:

         The Bank of New York                      The Bank of New York
            20 Broad Street                  Attention: Reorganization Dept.
            One Lower Level                           (914) 773-5038
          New York, NY 10005
      Attention: Frank Driscoll,                   CONFIRM BY TELEPHONE
       Reorganization Department                      (914) 773-5735

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

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
Principal Amount of Old Notes Tendered:*

$_____________________________________________________
Certificate Nos. (if available):                           If Old Notes will be delivered by book-entry
                                                           transfer to The Depository Trust Company,
                                                           provide account number.
______________________________________________________
Total Principal Amount Represented by Old Notes
Certificate(s):

$ ____________________________________________________     Account Number _______________________________
* Must be in denominations of $1,000 and any integral multiple thereof.
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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.

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
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                                                 PLEASE SIGN HERE

X:
---------------------------------------------------------  --------------------------------------------------------
X:
---------------------------------------------------------  --------------------------------------------------------
                SIGNATURE(S) OF OWNER(S)                                             DATE
                OR AUTHORIZED SIGNATORY

Area Code and Telephone Number:
                               ------------------------------------------------------------------------------------
     Must be signed by the holder(s) of the Old Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
        ------------------------------------------------------------------------------------------------------------

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Capacity:
         -----------------------------------------------------------------------------------------------------------
Address(es):
            --------------------------------------------------------------------------------------------------------

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                                    GUARANTEE

     The undersigned is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, and hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Bank of New York pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Stock Exchange trading days after the Expiration Date.

---------------------------------------------------------  --------------------------------------------------------
                     (NAME OF FIRM)                                         (AUTHORIZED SIGNATURE)

---------------------------------------------------------  --------------------------------------------------------
                        (ADDRESS)                                                   (TITLE)
                                                           Name:
---------------------------------------------------------  --------------------------------------------------------
                        ZIP CODE                                            (PLEASE TYPE OR PRINT)
Area Code and Tel. No.:                                    Dated:
                        ---------------------------------         --------------------------------------------------
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NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES
FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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